NOTE 12 – PROVISION FOR INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
NOTE 12 – PROVISION FOR INCOME TAXES

NOTE 12 – PROVISION FOR INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of December 31, 2021 and 2020, are as follows:

	December 31,	December 31,
	2021	2020
Net Operating loss carryforward	$12,332,310	$8,601,999
Effective tax rate	21%	21%
Deferred tax asset	2,589,785	1,806,420
Foreign taxes	(7,242)	(5,112)
Less: valuation allowance	(2,136,141)	(1,341,272)
Net deferred tax asset	$446,402	$460,036

As of December 31, 2021, the Company has approximately $12,332,000 of net operating losses (“NOL”) generated to December 31, 2021 carried forward to offset taxable income in future years which expire commencing in fiscal 2037. NOLs generated in tax years prior to December 31, 2017, can be carryforward for twenty years, whereas NOLs generated after December 31, 2017 can be carryforward indefinitely. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax assets relating to NOLs for every period because it is more likely than not that all of the deferred tax assets will not be realized other than those recorded at SwissLink, because the Company anticipates utilizing the NOLs prior to their expiration.

Utilization of the NOL carry forwards may be subject to an annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). These ownership changes may limit the amount of the NOL carry forwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.

Tax returns for the years ended 2016 through 2021 are subject to review by the tax authorities.